UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

THERMOGENESIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	THMO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Employee Director Compensation Plan

On June 4, 2020, the Board of Directors of ThermoGenesis Holdings, Inc. (the “Company”) approved the following annual cash compensation plan for non-employee directors effective July 1, 2020:

	Committee Chairman	Non-Chairman Member
Board of Directors	N/A	$35,000
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Governance and Nominating Committee	$7,000	$3,500

Fees are paid in quarterly installments.

In addition, the Board of Directors approved a one-time stock option grant pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) to non-employee directors for 10,000 non-qualified stock options each at an exercise price of $5.94, which represents the closing price of the Company’s common stock on June 4, 2020. The options will vest immediately with an expiration date of June 4, 2030. The options will otherwise be subject to the terms and conditions of the 2016 Plan and the applicable award agreement, including provisions relating to termination of the option upon cessation of director service.

Approval of Amendment to 2016 Equity Incentive Plan

On June 4, 2020, the Board of Directors of the Company approved and adopted an amendment (the “Plan Amendment”) to the 2016 Plan to increase the aggregate number of shares that may be issued under the 2016 Plan from 392,500 shares to 1,273,000 shares. The Plan Amendment will be null and void if not approved by the Company’s stockholders prior to June 3, 2021. The foregoing description of the Plan Amendment is qualified in its entirety by reference to the actual text of the Plan Amendment attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Management Stock Option Grant

On June 4, 2020, the Company’s Board of Directors granted stock options to purchase an aggregate of 571,500 shares of Company common stock to certain employees and executives of the Company. The options were granted pursuant to the 2016 Plan, as amended by the Plan Amendment. The options were granted at an exercise price of $5.94 per share, which represents the closing price of the Company’s common stock on June 4, 2020. The options vest in four equal installments on each of the first four anniversaries of the grant date. The option exercise price is subject to adjustment as set forth in the 2016 Plan and the applicable award agreement, and the options will expire on the 10th anniversary of the grant date and be otherwise subject to the terms and conditions (including early termination provisions) of the 2016 Plan and the applicable award agreement.

Included in the option grants were grants to the Company’s executive officers in the following amounts:

Name and Title	Number of Options Granted
Xiaochun “Chris” Xu, Chief Executive Officer	240,000
Jeff Cauble, Chief Financial Officer	40,000

No portion of the options may be exercised until the Company’s stockholders have voted to approve the Plan Amendment. The options shall be deemed cancelled and void without any further action by the Company if the Company’s stockholders have not approved the 2016 Plan Amendment on or before June 3, 2021.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 4, 2020, the Company held its 2020 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders voted to, among other things, approve the adoption of an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”). The Amended and Restated Certificate amends and restates the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended (the “Prior Certificate”), by:

●	authorizing 100,000,000 shares of a new class of nonvoting common stock, par value $0.001 per share, to be designated as “Class B Common Stock”;

●

fixing and establishing the relative rights, powers and limitations of the Company’s proposed Class B Common Stock, including in comparison to the rights, powers and limitations of the Company’s Common Stock, and

●

restating and integrating the provisions of the Prior Certificate (including the multiple amendments included therein) into a single document and deleting sections of the Prior Certificate that are no longer applicable.

On June 5, 2020, the Company filed the Amended and Restated Certificate with the Secretary of State of Delaware.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting on June 4, 2020, the following proposals were approved according to the following final voting results:

1.	To approve the election of the following individuals as directors to the Board of Directors:

Xiaochun Xu
For	3,107,868
Withhold	34,450
Broker Non-Votes	1,823,247
Uncast	0

Debra Donaghy
For	3,108,043
Withhold	34,275
Broker Non-Votes	1,823,247
Uncast	0

Russell Medford
For	3,107,439
Withhold	34,879
Broker Non-Votes	1,823,247
Uncast	0

Joseph Thomis
For	3,105,402
Withhold	36,916
Broker Non-Votes	1,823,247
Uncast	0

Mark Westgate
For	3,105,329
Withhold	36,989
Broker Non-Votes	1,823,247
Uncast	0

2.	To approve the potential issuance of in excess of 19.99% of the Company’s outstanding common stock upon the conversion of an outstanding convertible note:

For	3,021,568
Against	94,516
Abstain	26,234
Broker Non-Votes	1,823,247
Uncast	0

3.	To approve the adoption of an Amended and Restated Certificate of Incorporation:

For	2,959,161
Against	156,147
Abstain	27,010
Broker Non-Votes	1,823,247
Uncast	0

4.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	4,868,252
Against	55,406
Abstain	41,907
Broker Non-Votes	0
Uncast	0

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	3,051,177
Against	70,820
Abstain	20,321
Broker Non-Votes	1,823,247
Uncast	0

The stockholders did not vote on any other matters at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of ThermoGenesis Holdings, Inc.
10.1	Fourth Amendment to the ThermoGenesis Holdings, Inc. 2016 Equity Incentive Plan, effective June 4, 2020.
10.2	Form of Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)
Dated: June 9, 2020	/s/ Xiaochun Xu
Xiaochun (Chris) Xu, Chief Executive Officer